UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 7, 2007

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729

             NEW JERSEY                                      22-1737915
             ----------                                      ----------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                       Identification No.)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
              (Registrant's telephone number, including area code


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

         On December 7, 2007, First Montauk Financial Corp. (the "Company" or the "Registrant") entered into a note purchase agreement (the "Note Purchase Agreement") with AEFC-FMFK Investment Corp. ("AEFC-IC") pursuant to which the Company will issue to AEFC-IC a 10% Convertible Secured Note due December 31, 2008 for an aggregate principal amount up to $2,000,000 (the "Note"). The transaction was completed on December 7, 2007 and the Company received from AEFC-IC an initial payment of $1,000,000 under the Note. The Note Purchase Agreement, the Note, related documents and related transactions are described below under Item 2.03 and are incorporated by reference under this Item 1.01.

         A copy of the press release issued by the Company dated December 10, 2007 announcing the execution of the Note Purchase Agreement and the transactions contemplated thereby is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In connection with, and concurrent with, the execution of the Note Purchase Agreement, the Note and the related documents, the Company entered into the First Amendment, dated as of December 7, 2007 ("First Amendment to the Rights Agreement"), of the Rights Agreement, dated August 1, 2007, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent ("Rights Agreement"). The Board of Directors previously adopted the Rights Agreement to enable the Company to protect its shareholders against any acquisition in which all shareholders of the Company are not treated equitably and do not receive fair value of their shares of the Company's common stock ("Common Stock"). The Rights Agreement was previously filed with the Securities and Exchange Commission as an exhibit to Form 8-K, dated August 8, 2007. The First Amendment to the Rights Agreement provides that AEFC-IC will not be deemed to be an "Acquiring Person" under the Rights Agreement by reason of (i) the execution of the Note Purchase Agreement; (ii) the issuance of the Note; (iii) the issuance of shares of Common Stock upon the conversion of the Note into shares of common stock of the Company ("Common Stock"); (iv) the issuance of any warrants to AEFC-IC pursuant to the Note Purchase Agreement or any shares of Common Stock upon exercise of such warrants; (v) the purchase by AEFC-IC of all or any of the 3,300,308 shares of Common Stock owned by Edward H. Okun or any affiliates of Mr. Okun (collectively, the "Okun Parties"); (vi) the approval, execution or delivery of any agreement with respect to the purchase by AEFC-IC of all or any of the 3,300,308 shares of Common Stock owned by the Okun Parties; (vii) the public or other announcement of the Note Purchase Agreement or any of the transactions contemplated thereby, or the purchase by AEFC-IC of all or any of the 3,300,308 shares of Common Stock owned by the Okun Parties; or (viii) the consummation of the Note Purchase Agreement and any other transactions contemplated by the Note Purchase Agreement or any agreement to purchase all or any of the 3,300,308 shares of Common Stock owned by the Okun Parties.

         The foregoing description of the First Amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the First Amendment to the Rights Agreement which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         On December 7, 2007, the Company entered into the Note Purchase Agreement with AEFC-IC pursuant to which the Company will issue the Note to AEFC-IC. The transaction was completed on December 7, 2007 and the Company received from AEFC-IC an initial payment of $1,000,000 under the Note on such date.

         In conjunction with the initial funding, the Company issued to AEFC-IC the Note of which $1,000,000 is outstanding as of December 7, 2007. The Note will accrue interest on the unpaid principal amount at the rate of 10% per annum which will be paid monthly in arrears on or before the 10th day of the month following the interest accrual. The principal of the Note and all accrued and unpaid interest thereon will be payable in full on December 31, 2008. The Note is convertible into shares of Common Stock at $0.35 per share, as adjusted, beginning July 1, 2008 if the Note is not prepaid prior to such date. The Note is prepayable at any time prior to July 1, 2008 subject to an escalating prepayment penalty based on the date of prepayment which is payable by the Company in cash and the issuance of a warrant to purchase shares of Common Stock at an exercise price of $0.35 per share, as adjusted (the "Prepayment Warrant"). In the event the Company (i) does not draw the full $2,000,000 principal amount available under the Note and (ii) the Note has not been prepaid by July 1, 2008, the Company will issue AEFC-IC a warrant to purchase shares of Common Stock at an exercise price of $0.35 per share, as adjusted, for each one dollar of principal amount available but not drawn upon under the Note (the "Contingent Warrant"). The parties also executed a registration rights agreement ("Registration Rights Agreement").

         The foregoing descriptions of the Note Purchase Agreement and the related documents does not purport to be complete and is qualified in its entirety by reference to the Note Purchase Agreement which is filed as Exhibit
10.1 attached hereto and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed herewith:

     Exhibit No.   Description of Document

        10.1 Note Purchase Agreement dated as of December 7, 2007 by and between First Montauk Financial Corp. and AEFC FMFK Investment Corp.

        10.2 First Amendment to the Rights Agreement, dated as of December 7, 2007, by and between First Montauk Financial Corp. and Continental Stock Transfer & Trust Company, as Rights Agent

        99.1       Press Release dated December 10, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2007                  First Montauk Financial Corp.
                                          (Registrant)


                                          By: /s/ Victor K. Kurylak
                                             ----------------------------------
                                             Victor K. Kurylak
                                             President and Chief Executive
                                             Officer





                                  EXHIBIT INDEX

         Exhibit No.       Description

              10.1 Note Purchase Agreement dated as of December 7, 2007 by and between First Montauk Financial Corp. and AEFC FMFK Investment Corp.

              10.2 First Amendment to the Rights Agreement, dated as of December 7, 2007, by and between First Montauk Financial Corp. and Continental Stock Transfer & Trust Company, as Rights Agent

              99.1         Press Release dated December 10, 2007